SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]	Confidential, for use of the Commission only as permitted by Rule 14a-6 (e)(2)

Navtech, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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	4)	Proposed maximum aggregate value of transaction:
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	[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement no.:
	3)	Filing Party:
	4)	Date Filed:

NAVTECH, INC.

Notice of Annual Meeting of Shareholders
March 31, 2006

To the Shareholders
of Navtech, Inc.

Notice is hereby given that the Annual Meeting of Shareholders of NAVTECH, INC., a Delaware corporation, will be held in the St. Jacobs Room at the Waterloo Inn and Conference Centre, located at 475 King Street North, Waterloo, Ontario, Canada N2J 2Z5 on Friday, March 31, 2006 at 10:00 a.m., local time, for the following purposes:

(1)	To elect a board of six directors.

(2)	To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on February 17, 2006 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

February 24, 2006	David Strucke
Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF NAVTECH, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. A SHAREHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

NAVTECH, INC.

PROXY STATEMENT

This Proxy Statement is being mailed to you on or about February 24, 2006. All of our shareholders of record at the close of business on February 17, 2006 are being mailed this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting of Shareholders to be held on Friday, March 31, 2006, in the St. Jacobs Room at the Waterloo Inn and Conference Centre, located at 475 King Street North, Waterloo, Ontario, Canada N2J 2Z5 at 10:00 a.m. local time, or any adjournment thereof.

All proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the specifications made in such proxies. In the absence of specified instructions, proxies so received will be voted FOR the named nominees to our Board of Directors.

The Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

At February 17, 2006, we had two classes of stock outstanding: common stock, par value $.001 per share, and series A convertible participating preferred stock, par value $.01 per share. We refer to the series A convertible participating preferred stock as the “Series A Preferred Stock.” We refer to the common stock and the Series A Preferred Stock together as “Capital Stock.” On February 17, 2006, there were outstanding 4,904,640 shares of common stock and 1,600,000 shares of Series A Preferred Stock. Each share of common stock entitles the holder to one vote on each matter submitted to stockholders. Each share of Series A Preferred entitles the holder to one vote on each matter submitted to stockholders. The holders of the common stock and the Series A Preferred Stock vote together as a single class on all matters submitted to stockholders. A majority of the Capital Stock outstanding and entitled to vote as of February 17, 2006, or 3,252,320 shares of Capital Stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only shareholders of record as of the close of business on February 17, 2006 will be entitled to vote.

With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being six nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals.

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with Navtech written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke a proxy given and vote in person unless the shareholder wishes to do so. Written revocation or amended proxies should be sent to the attention of our Corporate Secretary at the offices of our subsidiary, Navtech Systems Support Inc., located at 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L 5Z5.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of Capital Stock. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier, or e-mail without special compensation.

A list of shareholders entitled to vote at the meeting will be available for your examination at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, for a period of ten days prior to the meeting and will also be available at the meeting.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation for the last three fiscal years of all of our executive officers as of October 31, 2005, and of one additional individual, who had a total salary and bonus for such year in excess of $100,000.

Long-Term Compensation
		Annual Compensation			Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Common Stock Underlying Options
David Strucke, Chief Executive Officer	2005 2004 2003	$156,215 $130,807 $118,675	$65,876 $32,417 $23,734	-0- -0- -0-	-0- 50,000 -0-
Gordon Heard, Chief Financial Officer(1)	2005 2004	$117,460 $ 98,664	-0- -0-	-0- -0-	-0- 50,000
Britt Bowra, Vice President - Client Services	2005 2004 2003	$113,179 $ 94,631 $ 77,092	-0- -0- $ 6,107	-0- -0- -0-	-0- -0- -0-
Derek Dawson, Vice President - Sales and Business Development(2)	2005 2004 2003	$182,691 $136,889 $112,122	-0- -0- -0-	-0- -0- -0-	-0- 40,000 -0-
(1)	Mr. Heard joined Navtech as Chief Financial Officer in November 2003.
(2)	Mr. Dawson resigned from Navtech effective November 18, 2005.

Option Tables

OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 2005

There were no option grants during the fiscal year ended October 31, 2005.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED OCTOBER 31, 2005 AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at October 31, 2005	Value of Unexercised In-the-Money Options at October 31, 2005
Name			Exercisable/Unexercisable	Exercisable/Unexercisable
David Strucke	50,000	$98,438	150,000/-0-	$68,000/$Nil
Gordon Heard	-0-	-0-	50,000/14,062	$45,250/$10,547
Britt Bowra	20,000	$19,975	-0-	-0-
Derek Dawson	50,000	$70,938	-0-	-0-

Long-Term Incentive Plan Awards

No awards were made to Messrs. Strucke, Heard, Bowra, or Dawson during the fiscal year ended October 31, 2005 under any long-term incentive plan.

Compensation of Directors

Our directors, with the exception of salaried officers, are entitled to receive an annual retainer of $7,200 (payable quarterly in advance) and $600 per Board and/or committee meeting attended. The Chairman of the Board is entitled to receive an annual retainer of $8,640 (payable quarterly in advance), and the Chairman of a committee is entitled to receive $900 per committee meeting chaired. In addition, our directors are entitled to be reimbursed for travel expenses incurred in attending any meeting of the Board or any of its committees. Our By-Laws also provide, to the extent permitted by law, for certain indemnification of our directors.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

We have entered into an employment agreement with Mr. Strucke that provides for an annual base salary of $265,000 (CDN) ($230,000 USD). In addition, Mr. Strucke is eligible for an annual performance bonus of $132,500 (CDN) ($115,000 USD) based upon the achievement of specific performance objectives established by our Board’s Human Resources and Compensation Committee. In the event we terminate Mr. Strucke’s employment without cause, he would be entitled to receive an amount equal to 12 months base salary, and an additional month base salary for every year of service after November 1, 2005 to a maximum entitlement of 18 months.

We have entered into an employment agreement with Mr. Heard that provides for an annual base salary of $185,000 (CDN) ($160,000 USD). In addition, Mr. Heard is eligible for an annual performance bonus of $37,000 (CDN) ($32,000 USD) based upon the achievement of specific performance objectives established by our Board’s Human Resources and Compensation Committee. In the event we terminate Mr. Heard’s employment without cause, he would be entitled to receive an amount equal to six months base salary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At January 31, 2006, we had two classes of stock outstanding: common stock and series A convertible participating preferred stock. We refer to the series A convertible participating preferred stock as the “Series A Preferred Stock.” We refer to the common stock and the Series A Preferred Stock together as “Capital Stock.” On January 31, 2006, there were outstanding 4,904,640 shares of common stock and 1,600,000 shares of Series A Preferred Stock. Each share of common stock entitles the holder to one vote on each matter submitted to stockholders. Each share of Series A Preferred Stock is convertible, at the holder’s option, into one share of common stock, and entitles the holder to one vote on each matter submitted to stockholders. The holders of the common stock and the Series A Preferred Stock vote together as a single class on all matters submitted to stockholders. We refer to the number of votes the holder of a share of Capital Stock is entitled to cast as the share’s “voting power” and the aggregate of all votes entitled to be cast by a holder of Capital Stock as that holder’s “total voting power.” Additional common stock may be issuable to a holder of Series A Preferred Stock at the time of conversion of the Series A Preferred Stock into common stock in the event that, at such time, there are accrued and unpaid dividends payable to the holder of the Series A Preferred Stock. In calculating the number of shares of common stock into which the shares of Series A Preferred Stock are convertible as of January 31, 2006, any shares issuable upon the conversion of accrued but unpaid dividends are disregarded.

The following table sets forth certain information regarding our outstanding common stock and Series A Preferred Stock beneficially owned as of January 31, 2006 by:

•	each person who is known by us to own beneficially or exercise voting or dispositive control over more than 5% of our common stock and Series A Preferred Stock,
•	each present director,
•	each person named in the Summary Compensation Table above, and
•	all of our present executive officers and directors as a group

Name and Address of Beneficial Owner	Common Stock		Series A Preferred Stock		Percent of Total Voting Power
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Robert N. Snyder (1)	2,215,000 (2)(3)	35.8%	1,200,000(4)	75%	33.7%
Alain Mallart 38 avenue des Klauwaerts 1050 Brussels, Belgium	1,123,670 (3)(5)	21.1%	400,000(6)	25%	17.2%
John Bethanis 11420 S W 109th Road Miami, Florida	978,766 (7)	20.0%	-	-	15.0%
Dorothy English (8)	358,958 (3)	7.3%	-	-	5.5%
Michael Ueltzen 5801 Lee Highway Arlington, Virginia	345,000 (3)(9)	7.0%	-	-	5.3%
John Hunt 111 Huntington Avenue Boston, Massachusetts	310,791 (10)	6.0%	-	-	4.6%
David Strucke (8)	240,000 (11)	4.7%	-	-	3.6%
Michael Jakobowski (1)	78,500 (12)	1.6%	-	-	1.2%
Thomas D. Beynon 675 Riverbend Drive Kitchener, Ontario, Canada	70,000 (13)	1.4%	-	-	1.1%
Andrew M. Snyder (1)	53,240 (3)(14)	1.1%	-	-	*
Gordon Heard (8)	39,062 (15)	1.0%	-	-	*
Derek Dawson (8)	35,000	*	-	-	*
Britt Bowra (8)	20,000	*	-	-	*
All executive officers and directors as a group (7 persons)	1,136,593 (3)(9)(10)(11)(12) (13)(14)(15)	20.5%	-	-	15.9%
* Less than 1%

(1)	Address is 7200 Wisconsin Avenue, Bethesda, Maryland
(2)
Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Includes (i) 1,200,000 shares that are issuable upon the conversion of Series A Preferred Stock held by Cambridge Information Group, Inc. (“Cambridge”), of which Robert N. Snyder is the controlling shareholder, (ii) 75,000 shares that are issuable upon the exercise of warrants held by Cambridge that are currently exercisable, and (iii) 40,000 shares owned by Wyoming Investments Limited Partnership, of which Robert N. Snyder is a general partner. Robert N. Snyder shares voting and dispositive control over the shares held by Cambridge. Excludes shares that are issuable upon the conversion of accrued and unpaid dividends on the Series A Preferred Stock.

(3)	Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Robert N. Snyder, Andrew M. Snyder, Republic Electronics Corporation (of which Michael Ueltzen, one of our directors, is the majority shareholder, President and Chief Executive Officer), Externalis S.A. (formerly known as Finextern S.A.) (of which Alain Mallart is the controlling shareholder), and Dorothy English, among others, are parties to a Shareholders Agreement, dated as of March 4, 2005, relating to the 2,525,868 shares of common stock collectively beneficially owned by them at such time. Except as indicated in the footnotes hereto, each party to the Shareholders Agreement has the sole power to vote or direct the vote, and the sole power to dispose or direct the disposition of, its respective shares. Pursuant to the Shareholders Agreement, the parties have agreed, among other things, and subject to limited exception, to vote in favor of the election to our Board of those persons nominated to serve as directors by our Board. The term of the Shareholders Agreement is five years, or less under certain circumstances.

(4)	Represents shares owned by Cambridge, of which Robert N. Snyder is the controlling shareholder. Robert N. Snyder shares voting and dispositive control over the shares held by Cambridge.
(5)
Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Represents (i) 698,670 shares held by Externalis S.A., (ii) 400,000 shares that are issuable upon the conversion of Series A Preferred Stock held by Externalis S.A. and (iii) 25,000 shares that are issuable upon the exercise of warrants held by Externalis S.A. that are currently exercisable. Mr. Mallart is the controlling shareholder of Externalis S.A. and shares with Externalis S.A. the voting and dispositive control over the shares held by it. Excludes shares that are issuable upon the conversion of accrued and unpaid dividends on the Series A Preferred Stock.

(6)	Represents shares owned by Externalis S.A. of which Alain Mallart is a controlling shareholder. Mr. Mallart shares voting and dispositive control over the shares held by Externalis S.A.
(7)	Based upon Schedule 13D, as amended, and other statements filed with the Securities and Exchange Commission. Jack Taraboulos shares voting power with Mr. Bethanis.
(8)	Address is 175 Columbia Street West, Waterloo, Ontario, Canada.
(9)
Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Represents (i) 300,000 shares owned by Republic Electronics Corporation of which Mr. Ueltzen is the majority shareholder, President and Chief Executive Officer, and (ii) 45,000 shares that are issuable upon the exercise of options that are currently exercisable.

(10)
Based upon Form 3 filed with the Securities and Exchange Commission. Represents shares that are issuable upon the exercise of warrants held by ABRY Mezzanine Partners, L.P. that are currently exercisable.  The general partner of ABRY Mezzanine Partners, L.P. is ABRY Mezzanine Investors, L.P. ABRY Mezzanine Investors, L.P.’s general partner is ABRY Mezzanine Holdings LLC.  Mr. Hunt is a Vice President of ABRY Mezzanine Holdings LLC.  An Investment Committee of ABRY Mezzanine Holdings LLC exercises exclusive decision making authority with respect to investments by ABRY Mezzanine Partners, L.P.

(11)	Includes 150,000 shares that are issuable upon the exercise of options that are currently exercisable.
(12)	Includes 50,000 shares that are issuable upon the exercise of options that are currently exercisable.
(13)	Includes 45,000 shares that are issuable upon the exercise of options that are currently exercisable.
(14)
Based upon Schedule 13D, as amended, filed with the Securities and Exchange Commission. Does not include (i) 750,000 shares owned by Cambridge, of which Andrew M. Snyder is President and a shareholder, (ii) 1,200,000 shares that are issuable upon the conversion of Series A Preferred Stock held by Cambridge and (iii) 75,000 shares that are issuable upon the exercise of warrants held by Cambridge that are currently exercisable.

(15)	Represents shares that are issuable upon the exercise of options that are exercisable currently or within 60 days.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth information as of October 31, 2005 with respect to compensation plans (including individual compensation arrangements) under which our common stock is authorized for issuance, aggregated as follows:

•	All compensation plans previously approved by security holders; and
•	All compensation plans not previously approved by security holders.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (column (a))	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	431,000	$.67	1,816,578
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	431,000	$.67	1,816,578

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On November 22, 2005, we entered into a Series A Convertible Participating Preferred Stock and Warrant Purchase Agreement with Cambridge Information Group, Inc. (“Cambridge”) and Externalis S.A. (“Externalis”, and together with Cambridge, the “Investors”) (the “Series A Purchase Agreement”) whereby the Investors purchased 1,600,000 shares of our Series A Preferred Stock (1,200,000 by Cambridge and 400,000 by Externalis) and warrants (the “Warrants”) evidencing the right to acquire an aggregate of 100,000 shares of our common stock (75,000 by Cambridge and 25,000 by Externalis), for an aggregate purchase price of $4,000,000 (the “Preferred Stock Offering”).  Pursuant to the terms of the Series A Purchase Agreement, we granted to the Investors preemptive rights in connection with issuances by us of certain of our shares of Capital Stock that in any way rank senior to the common stock.  The proceeds received by us in connection with the Preferred Stock Offering were used to consummate our acquisition of European Aeronautical Group AB. Each of the Investors was, prior to the execution of the Series A Purchase Agreement, and currently is, one of our principal stockholders. See Security Ownership of Certain Beneficial Owners and Management.

The Series A Preferred Stock is senior in rights, preferences and privileges to the common stock as more fully described in the Certificate of Designation creating the Series A Preferred Stock.

The Series A Preferred Stock has the following material terms:

Dividends. The holders (each a “Holder” and, collectively, the “Holders”) of the Series A Preferred Stock are entitled to receive, if and when declared by our Board of Directors and paid by us, in preference to the holders of the shares of common stock and our other capital stock ranking junior to the Series A Preferred Stock as to the payment of dividends, annual dividends at the rate per annum of $0.125 per share.  Such dividends will accrue on a daily basis, whether or not earned or declared, and will be compounded annually (to the extent such accruing dividends remain unpaid) on each anniversary of the issuance of the Series A Preferred Stock.  In addition to the dividend described above, the Holders are entitled to participate ratably on any dividends paid with respect to the common stock.  In the case of any such dividend, each Holder shall be entitled to receive an amount as of the record date for such dividend that would be payable on the largest number of whole shares of common stock into which such shares of Series A Preferred Stock held by such Holder could be converted pursuant to the terms of the Certificate of Designation.

Convertibility. The Series A Preferred Stock is convertible at the option of the Holder thereof, at any time after the date of issuance and without payment of additional consideration therefor, into that number of fully paid and nonassessable shares of common stock as is determined by dividing the Series A Liquidation Preference (as defined below) per share of Series A Preferred Stock by the Series A Conversion Price (as defined below), in each case as in effect at the time of conversion.  The “Series A Conversion Price” at which shares of common stock shall be deliverable upon conversion of Series A Preferred Stock shall initially be $2.50 per share. The “Series A Liquidation Preference” shall be $2.50 per share of Series A Preferred Stock (subject to equitable adjustment in the event of any stock dividend, stock split, combination, reorganization, recapitalization, reclassification, or other similar event affecting such shares), plus all accrued but unpaid dividends on the Series A Preferred Stock.  Such initial Series A Conversion Price shall be subject to anti-dilution adjustment (in order to adjust the number of shares of common stock into which the Series A Preferred Stock is convertible) as provided in the Certificate of Designation.  At our option, we may elect to convert not less than all of the outstanding shares of Series A Preferred Stock at the then effective Series A Liquidation Preference (i) at any time on or after November 22, 2006, if the 30-trading day trailing average of the common stock (as reported on Yahoo Finance (www.yahoo.com)) exceeds 250% of the then effective conversion price (the “Trigger Date”, and each a “Trigger Date”), provided that we may not give notice of our conversion right until November 22, 2006 and we must exercise such conversion right within 60 days after the applicable Trigger Date, or (ii) upon the closing of an underwritten, firm commitment public offering pursuant to an effective registration statement under the Securities Act, in which the price to the public per share of common stock exceeds 200% of the then effective conversion price.

Voting Rights. Subject to certain limitations, the Holders are entitled to vote with the holders of common stock, voting together as one class, on all matters submitted to a vote of the holders of common stock, and each share of Series A Preferred Stock is entitled to a number of votes equal to the number of shares of common stock into which each such share is convertible as of the record date for the applicable vote.  In addition, we may not, without the consent of the Holders of a majority of the shares of the Series A Preferred Stock then outstanding, take certain actions, including, without limitation, (i) create a new class or series of capital stock that are, with respect to the payment of dividends or upon liquidation, senior to or pari passu with the Series A Preferred Stock, (ii) alter, amend or repeal the rights, preferences and privileges of the Series A Preferred Stock or (iii) amend, alter or repeal any provision of the Certificate of Designation.

Liquidation. Upon the liquidation, dissolution, change of control or winding-up of Navtech, the Holders will be entitled to receive an amount equal to the greater of (i) $2.50 per share of Series A Preferred Stock (subject to anti-dilution adjustments) plus accrued and unpaid dividends or (ii) the amount that they would have received if they had converted their shares of Series A Preferred Stock to common stock on the day prior to the liquidation, dissolution, change of control or winding-up.

The Warrants have an exercise price of $3.00 (subject to adjustment as set forth in the Warrants), are exerciseable at any time from the date of issuance until the tenth anniversary of the date of issuance and have weighted average anti-dilution protection provisions as set forth in the Warrants.

In connection with the Series A Purchase Agreement, we entered into a registration rights agreement dated November 22, 2005 with, among others, the Investors (the “Registration Rights Agreement”).  The Registration Rights Agreement obligates us to file a registration statement covering, among other shares, (i) the shares of common stock issuable upon conversion of the Series A Preferred Stock, (ii) the shares of common stock issuable upon the exercise of the Warrants and (iii) any shares of common stock previously held by the Investors or acquired after the date of the Registration Rights Agreement by the Investors.  Pursuant to the terms of the Registration Rights Agreement, the Investors are entitled to two demand registration rights and unlimited piggy-back registration rights.

In connection with the Series A Purchase Agreement, we entered into a letter agreement dated November 22, 2005 with Cambridge (the “Letter Agreement”), whereby we granted Cambridge the right to designate two members to serve on our Board of Directors so long as Cambridge holds 22% of our common stock on a fully-diluted and as converted basis.  The Letter Agreement further provides that Cambridge shall have the right to designate one member to serve on our Board of Directors so long as Cambridge holds 10% of our common stock on a fully-diluted and as converted basis.  Subject to the requirements of applicable law and any other rules or regulations that apply to us, the persons designated by Cambridge to serve as directors pursuant to the terms of the Letter Agreement shall also be entitled to serve on all committees of the Board of Directors established by the Board. Effective upon the closing of the Preferred Stock Offering and pursuant to and in accordance with the terms of the Letter Agreement, Andrew M. Snyder, a designee of Cambridge, was appointed to fill one existing vacancy on our Board of Directors by the sitting members of our Board.

The foregoing is only a summary of the provisions of the Series A Purchase Agreement, the Warrants, the Certificate of Designation, the Registration Rights Agreement and the Letter Agreement.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees

Six directors are to be elected at the meeting to serve until the next Annual Meeting of Shareholders and until their respective successors have been elected and have qualified, or until their earlier resignation or removal.

The following table sets forth the positions and offices presently held with us by each nominee for election as director, his age as of February 17, 2006, and the year in which he became a director. Proxies not marked to the contrary will be voted in favor of their election.

Name	Age	Positions and Offices Presently Held with Navtech	Year Became Director
David Strucke	37	President, Chief Executive Officer, Secretary, and Director	2001
Thomas D. Beynon	64	Director	2000
John Hunt	40	Director	2005
Michael Jakobowski	46	Director	2001
Andrew Snyder	35	Director	2005
Michael Ueltzen	60	Director	2001

David Strucke has served as our President, Chief Executive Officer, Secretary and a director since November 2001. Mr. Strucke also served as our Chief Financial Officer from January 2000 to November 2003. Mr. Strucke served as Vice President - Finance & Accounting of Navtech-Canada from October 1999 to January 2000 and as its Director of Finance and Accounting and a Business Analyst from January 1999 to October 1999. Prior to joining us, Mr. Strucke served as a Financial Analyst focusing on mergers and acquisitions for an automotive capital equipment manufacturer and performed financial and accounting consulting work for manufacturing companies from 1996 to 1998. Mr. Strucke obtained a Masters of Business Administration from Wilfrid Laurier University and is a graduate of the University of Waterloo with a Bachelor’s degree in Science in Engineering. Mr. Strucke has lectured on Introductory Finance for the undergraduate business program at Wilfrid Laurier University.

Thomas D. Beynon is a partner in the Waterloo, Ontario law firm of McCarter Grespan Beynon Thompson LLP and a member of the Law Society of Upper Canada. He has been with the firm since March 1996. Prior to this, Mr. Beynon spent six years with the law firm, Sims Clement Eastman, from 1991 to 1996. Mr. Beynon serves as Corporate Secretary of Virtek Vision International Inc., a public company, and is a director of a number of private companies. Mr. Beynon has served as one of our directors since July 2000.

John Hunt is a partner at ABRY Partners, LLC (“ABRY”). Mr. Hunt joined ABRY in 2004. ABRY, headquartered in Boston, MA, is a private equity firm focused on the media and communications industry. Mr. Hunt is also co-head of ABRY Mezzanine Partners, LP. From 1990 until May 2004, Mr. Hunt was a general partner at Boston Ventures Management, Inc., a media and communications focused private equity fund. Mr. Hunt serves on the board of SoftBrands, Inc. and on the boards of a number of private companies. Mr. Hunt has served as one of our directors since November 2005.

Michael Jakobowski has served as Chief Financial Officer of Cambridge Information Group since September 1999. Prior to joining Cambridge, Mr. Jakobowski was the Vice President of Accounting for Thomson Financial Database Group from August 1997 to September 1999, and the Corporate Controller for Kline Group from June 1994 to August 1997. Mr. Jakobowski is a member of the American Institute of Certified Public Accountants. Prior to 1994, Mr. Jakobowski spent over 11 years in public accounting with Price Waterhouse, Coopers & Lybrand, and Johnson Lambert and Co. Mr. Jakobowski has served as one of our Directors since November 2001.

Andrew M. Snyder is the President of Cambridge Information Group Inc., a privately-owned group of information services, publishing, and education companies. Mr. Snyder has been with Cambridge since 2003, and is also Chairman of Cambridge’s subsidiary, RR Bowker.  Prior to joining Cambridge, Mr. Snyder spent seven years at the Goldman Sachs Group, most recently as Vice President in the Principal Investment Area.  He also spent one year as the Assistant to the Chairman. Mr. Snyder graduated from the Wharton School at the University of Pennsylvania, and earned a J.D. from Georgetown University Law Center. He is a member of the Bar of the State of New York.  Mr. Snyder has served as one of our directors since November 2005.

Michael Ueltzen is the President and CEO of The Republic Group (“TRG”) in Arlington, Virginia. Mr. Ueltzen joined TRG in 1968. TRG is a high-tech export management firm with representatives in 78 countries, and specializes in systems integration and engineering projects with emphasis on international environmental problems. Mr. Ueltzen and TRG were awarded the Presidential E-Star Award for outstanding contribution to the United States Export Expansion Program. Mr. Ueltzen has been a member of the American Meteorological Society since 1985. Mr. Ueltzen has served as one of our directors since July 2001.

Committees

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibilities for oversight of the quality and integrity of our accounting, auditing, internal control and financial reporting practices. It may also have such other duties as may from time to time be assigned to it by the Board. The members of the Audit Committee currently are Messrs. Beynon, Hunt, and Jakobowski, with Mr. Jakobowski serving as Chairman. Mr. Jakobowski is not an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. Messrs. Beynon and Hunt are “independent” directors based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. Our Board of Directors has determined that Mr. Jakobowski is an “audit committee financial expert,” as that term is defined in Item 401(e)(2) of Regulation S-B. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

The Corporate Governance and Nominating Committee of the Board of Directors assists the Board in fulfilling its responsibilities by developing and reviewing the corporate governance policies, practices, and processes, and makes recommendations to the Board on qualifications and selection criteria for Board members and makes recommendations to the Board on nominees to be elected at the Annual Meeting of Shareholders. The members of the Corporate Governance and Nominating Committee currently are Messrs. Snyder, Beynon and Ueltzen. Mr. Snyder is not an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. Messrs. Beynon and Ueltzen are “independent” directors based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. The Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee. A copy of the charter is available to security holders on our website, www.navtechinc.com. The Corporate Governance and Nominating Committee will consider qualified director candidates recommended by shareholders if such recommendations for director are submitted in writing to our Secretary at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L-5Z5. At this time, no additional specific procedures to propose a candidate for consideration by the Corporate Governance and Nominating Committee, nor any minimum criteria for consideration of a proposed candidate for nomination to the Board, have been adopted.

The Human Resources and Compensation Committee of the Board of Directors assists the Board in fulfilling its responsibilities by reviewing compensation and human resources issues in support of the achievement of our business strategy and making recommendations where appropriate. The members of the Human Resources and Compensation Committee currently are Messrs. Hunt, Beynon and Snyder. Mr. Snyder is not an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers. Messrs. Hunt and Beynon are “independent” directors based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers.

There are no other committees of the Board of Directors, all other functions being performed by the Board as a whole.

Report of the Audit Committee

In overseeing the preparation of Navtech’s financial statements, the Audit Committee met with both management and Deloitte & Touche LLP, Navtech’s independent auditors, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the independent auditors. The Committee’s review included discussion with the outside auditors of matters required to be disclosed pursuant to Statement of Auditing Standards (SAS) No. 61 (Communication With Audit Committees), as amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communications)

The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including the written disclosures and the letter delivered to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in Navtech’s Annual Report on Form 10-KSB for the fiscal year ended October 31, 2005, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Michael Jakobowski - Chairman
Thomas D. Beynon
John Hunt

Meetings

The Board held fifteen meetings during the fiscal year ended October 31, 2005. Each of our directors attended all meetings held during the fiscal year.

The Audit Committee held four meetings during the fiscal year ended October 31, 2005. All committee members attended the four meetings.

The Corporate Governance and Nominating Committee did not meet during the fiscal year ended October 31, 2005. The Board as a whole discussed all matters with respect to Board membership.

The Human Resources and Compensation Committee was formed in January 2006 and accordingly did not meet during the fiscal year ended October 31, 2005. The Board as a whole discussed all matters with respect to human resources and compensation issues.

Communications with the Board of Directors

Any security holder who wishes to communicate with the Board of Directors or a particular director should send the correspondence to the Board of Directors, Navtech, Inc. or the particular director, as the case may be, c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada N2L-5Z5, Attn: Secretary. Any such communication so addressed will be forwarded by the Secretary to the members or particular member of the Board.

We do not have a formal policy regarding director attendance at our Annual Meeting of Shareholders. However, all directors are encouraged to attend. Two of the Board members were in attendance at last year’s Annual Meeting of Shareholders.

Family Relationships

There is no family relationship among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of shareholders or until his successor is elected and qualified.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely on a review of copies of Forms 3 and 4 furnished to us and written representations that no other reports were required, during the fiscal year ended October 31, 2005, all officers, directors and 10% stockholders were in compliance with Section 16(a) filing requirements except that, on two occasions, John Bethanis, a 10% stockholder, filed a Form 4 late (each form reported one transaction late), and Cambridge Information Group, Inc., a 10% stockholder, filed its Form 3 late.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Deloitte & Touche LLP, our independent auditors, has served as such since the fiscal year ended October 31, 2000. It is not expected that a representative from Deloitte & Touche LLP will attend the meeting.

Principal Accountant Fees and Services

The following is a summary of the fees billed to us by Deloitte & Touche, LLP, our independent auditors, for professional services rendered for the fiscal years ended October 31, 2005 and 2004:

Fee Category	Fiscal 2005 Fees	Fiscal 2004 Fees
Audit fees (1)	$ 53,391	$ 36,398
Audit-related fees (2)	8,214	14,408
Tax fees (3)	49,991	78,623
All other fees	-	-
Total	$111,596	$129,429

(1)
Audit fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in the quarterly reports of services that are normally provided by the independent auditors in connection with the statutory and regulatory filings or engagements for the fiscal years ended October 31, 2005 and October 31, 2004, respectively.

(2)	For assurance and related services that are reasonably related to the performance of the audit and are not reported with audit fees, including accounting consultations.

(3)
For tax compliance, advice, planning and return preparation and for services related to the submission and receipt of investment tax credits earned from Canadian Scientific Research and Experimental Development (SR&ED) qualified expenditures.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the our next Annual Meeting of Shareholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, must be received by our Secretary at the offices of our subsidiary, Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5 by October 27, 2006 for inclusion in our Proxy Statement and form of proxy relating to such meeting.

The following requirements with respect to shareholder proposals and shareholder nominees to the Board of Directors are included in our By-Laws.

1. Shareholder Proposals. For a proposal to be properly brought before an annual meeting by one of our shareholders, the shareholder must have given timely notice to our Secretary. To be timely, such proposal must be received by the Secretary at the principal executive offices on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the Proxy Statement for the prior year’s annual meeting of shareholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a shareholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then such notice must be received a reasonable time before we mail the Proxy Statement for the current year. A shareholder's notice must set forth as to each matter the shareholder proposes to bring before the annual meeting certain information regarding the proposal, including (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting; (b) the name and address of such shareholder proposing such business; (c) the class and number of our shares which are beneficially owned by such shareholder; and (d) any material interest of such shareholder in such business. No business proposed by a shareholder shall be conducted at an annual meeting except in accordance with these procedures. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our Proxy Statement.

2. Shareholder Nominees. In order for persons nominated to the Board of Directors, other than those persons nominated by or at the direction of the Board of Directors, to be qualified to serve on the Board of Directors, such nomination must be made pursuant to timely notice in writing to our Secretary. To be timely, a shareholder's notice must be received at our principal executive offices not less than 60 days nor more than 90 days prior to the meeting; provided, however, that, in the event that less than 70 days' notice of the date of the meeting is given to shareholders and public disclosure of the meeting date, pursuant to a press release, is either not made or is made less than 70 days prior to the meeting date, then notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the earlier of (a) the day on which such notice of the date of the meeting was mailed to shareholders or (b) the day on which such public disclosure was made. The shareholder filing the notice of nomination must describe various matters, including such information as (a) the name, age, business and residence addresses, occupation or employment and shares held by the nominee; (b) any other information relating to such nominee required to be disclosed in a Proxy Statement; and (c) the name, address and shares held by the shareholder.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario, Canada, N2L 5Z5. The foregoing is only a summary of the provisions of our By-Laws that relate to shareholder proposals and shareholder nominations for director.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than that listed as Proposal 1 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-KSB

This Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended October 31, 2005 (excluding exhibits). We will furnish a copy of any exhibits upon request. We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Waterloo, Ontario February 24, 2006	David Strucke
Secretary

APPENDIX A

NAVTECH, INC.

AUDIT COMMITTEE CHARTER

1.  ESTABLISHMENT AND PURPOSE

The Board of Directors (the “Board”) of Navtech, Inc. (the “Corporation”) has established an Audit Committee (the “Committee”) to provide assistance to the Board in fulfilling its oversight responsibility to the shareholders relating to:

•	The integrity of the Corporation’s financial statements
•	The Corporation’s compliance with legal and regulatory requirements
•	The independent auditors’ performance, qualifications and independence
•	The effectiveness of the Corporation’s risk management policies and practices
•	The effectiveness of the Corporation’s disclosure controls and internal controls over financial reporting
•	The effectiveness of the Corporation’s Code of Ethics and Business Conduct

2.  MEMBERS & QUALIFICATIONS

The Board annually shall appoint not less than three (3) nor more than five (5) directors as members of the Committee, at least a majority of which shall be independent directors of the Board (as defined in the listing standards of the NASD). No director who is also an officer or employee of the Corporation (or any related entity) shall be considered to be an independent director. In general, each independent director who is a member of the Committee shall be free of any relationship that could, or could reasonably be perceived to, in the opinion of the Board, interfere with the exercise of independent judgment as a member of the Committee.

All members of the Committee shall be financially literate and be able to read and understand fundamental financial statements including the Corporation’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be a financial expert as defined by the SEC rules and shall have a professional accounting certification (or equivalent) or comparable experience and background that results in the individual’s financial sophistication. In addition to the foregoing, the composition of the Committee, and qualifications of its members, shall comply with such additional requirements as may be imposed by those regulating bodies having jurisdiction over the Corporation.

Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board first determines that such simultaneous service will not impair the ability of the relevant members to effectively serve on the Committee, and required public disclosure is made.

3.  SPECIFIC RESPONSIBILITIES

The Committee shall have the responsibilities set out below, as well as such other responsibilities that are not specified below but are, in the opinion of the Board, consistent with the general purpose of the Committee set out in paragraph one above and specifically delegated to the Committee by the Board:

(a)
Oversight of the Independent Auditor: The Committee shall be responsible for the oversight of the performance, qualifications and independence of independent auditors (“Auditor”) and in that context shall:

i)
Be directly responsible for recommending the appointment, compensation, retention, and oversight of the work of the Auditor (including resolution of disagreements between management and the Auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other permitted non-audit services. The Auditor shall report directly to the Committee, which shall have the ultimate responsibility and authority to recommend the removal or replacement of the Auditor to shareholders in any notice or proxy statement relating to such actions.

ii)
Establish procedures to monitor the independence of the Auditor and take the necessary action to eliminate all factors that might impair, or be perceived to impair, the independence of the Auditor. On not less than an annual basis, require the Auditor to submit a formal written statement identifying all relationships between the Auditor and the Corporation consistent with applicable standards and discuss with the Auditor any disclosed relationships or services that may affect its independence. Not less than once every five (5) years, ensure that the Auditor rotates the firm’s lead audit partner(s) assigned to the Corporation’s audit.

iii)
Establish, monitor and review policies and procedures relating to the review, pre-approval, approval and provision of audit and permitted non-audit services by the Auditor and in general approve and monitor all expenditures or fees relating to the performance of any service by the Auditor. In particular, the Committee shall consider if the provision of permitted non-audit services is compatible with maintaining the Auditor’s independence. The Committee may delegate these responsibilities to one or more members of the Committee as long as any decisions made by such delegates are presented to the next full Committee meeting.

iv)
Provide the Auditor with the opportunity to meet with the Committee or the Board without management present, at each quarterly meeting of the Committee, for the purpose of discussing any issues, which have arisen during that fiscal quarter or any previous fiscal quarter.

v)
At least annually, obtain and review a report by the Auditor describing the firm’s internal quality control procedure and any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried by the firm, and any steps taken to deal with any such issues. After reviewing this report and the Auditor’s work throughout the year, the Committee shall evaluate the Auditor’s qualifications, performance and independence. Such evaluation shall include the review and evaluation of the lead partner of the Auditor and take into account the opinion of management.

vi)	Set clear hiring policies for employees or former employees of the Auditor that meet the SEC regulations.

(b)
Audit & Financial Reporting: The Committee shall be primarily responsible for ensuring, on behalf of the Board, that the Corporation fulfills all of its audit and financial reporting obligations, and in that context shall:

i)
Review and approve each annual audit of the Auditor in accordance with a written audit plan. In that context the Committee shall, amongst other matters, examine the scope of the audit and monitor the progress of the audit against the pre-approved audit plan.

ii)
Review and discuss the quarterly financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), with management and the Auditor prior to the filing of the Corporation’s Quarterly Report on Form 10-QSB.

iii)	Review and discuss the annual financial statements, including MD&A, with management and the Auditor prior to the filing of the Corporation’s Annual Report on Form 10-KSB.

iv)	Review and discuss earnings press releases prior to release, as well as financial information and earnings guidance prior to communication of such information to analysts and rating agencies.

v)
Review with representatives of management and representatives of the Auditor all public disclosure documents containing audited or unaudited financial information before release including (without limitation): Prospectuses, Annual Reports, Proxy Statements, Forms 10-QSB and 10-KSB and or any other documents required to be filed with regulatory agencies and, where appropriate, make recommendations or reports thereon to the Board.

vi)	Review with management and the Auditor the quality and acceptability of the Corporation’s critical accounting policies and any proposal for changes to them.

vii)
Review with management and the Auditor all alternative treatments of financial information within GAAP that have been discussed with management, the material assumptions made by management relating to them and their effect on the financial statements of the Corporation and the treatment preferred by the Auditor.

viii)
Question management and the Auditor regarding significant financial reporting issues encountered, judgments made and assumptions incorporated in connection with the preparation of financial statements and the reasonableness of those judgments and estimates.

ix)
Review any accounting adjustments that were noted or proposed by the Auditor but were considered immaterial and any communications between the audit team and the audit firm’s national office relating to problems or difficulties encountered with respect to significant auditing or accounting issues.

x)	Review any problems experienced by the Auditor in performing audits including any restrictions on the scope of the Auditor’s activities or access to requested information, and management’s response.

xi)
Review all other material written communications between the Auditor and management, including the post audit or management letter containing the recommendations of the Auditor and management’s response, and, subsequently, follow-up identified weaknesses.

xii)
Review with management the Corporation’s compliance with applicable laws and regulations, the Corporation’s relationship with regulators and the timeliness and accuracy of the Corporation’s filings with regulatory authorities.

xiii)
Discuss the effect of off-balance-sheet transactions, arrangements, obligations (including contingent liabilities) and other relationships with unconsolidated entities or other persons that may have a material current or future effect on the Corporation’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues and expenses.

xiv)	Review and approve all related party transactions.

xv)	Review with management any actual or anticipated litigation or other legal events that could have a material effect on the Corporation’s financial statements.

xvi)
Review with management and the Auditor any correspondence with regulators or governmental agencies, employee complaints or published reports that raise material issues regarding the Corporation’s financial statements or accounting policies.

(c)	Internal Controls: The Committee shall oversee the design, implementation and assessment of an effective system of disclosure controls and internal controls over financial reporting, and shall:

i)	Monitor and review the Corporation’s Disclosure Policy on an annual basis.

ii)
Review and approve the mandate of the Corporation’s Disclosure & Compliance Committee and on a quarterly basis receive the report of the Disclosure & Compliance Committee with respect to the Committee’s activities during the quarter, the effectiveness of the Company’s Disclosure Policy in design and in operation and the results of the evaluation of the Company’s Disclosure Controls and Procedures including any control deficiencies identified and the related corrective actions to be taken.

iii)
Review management’s assessment of the effectiveness of internal controls over financial reporting as of the end of the most recent fiscal year and independent auditors’ report on management’s assessment. This responsibility becomes effective at the time such assessments are required by regulatory bodies.

iv)
Review any significant deficiencies or material weaknesses identified by management and/or the Auditor with respect to internal controls over financial reporting and monitor management’s plans for remediation of such control deficiencies or weaknesses.

v)
Review and discuss any fraud or alleged fraud involving management or other employees who have a role in the Corporation’s internal controls over financial reporting and the related corrective and disciplinary actions to be taken.

vi)	Discuss with management and the Auditor any significant changes in internal controls over financial reporting that are disclosed, or considered for disclosure, on a quarterly basis.

vii)
Review and discuss with the Chief Executive Officer and the Chief Financial Officer the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for the annual and interim filings with the securities commissions.

viii)	Obtain from management adequate assurances that all statutory payments and withholdings have been made.

(d)
Oversight of Risk Management: The Committee shall review and approve annually the Company’s policies and practices with respect to risk management, including risk of fraud. In particular, the Committee shall discuss the Company’s major financial risk exposures and review the steps management has taken to monitor and control such exposures.

(e)	Relations with Management: The Committee shall ensure that it coordinates its activities with management on audit and financial matters, and shall:

i)	Meet regularly with management at least quarterly to discuss any areas of concern to the Committee or management.

ii)	Review and assess the quality of the executives involved in the financial reporting process.

iii)
Review the expenses incurred by the Chief Executive Officer of the Corporation, and ensure that procedures are in place so that the Chief Executive Officer of the Corporation reviews all expenses incurred by the senior officers of the Corporation.

iv)	Review and concur in the appointment, replacement, reassignment, or dismissal of the Chief Financial Officer.

(f)	Oversight of Ethical Standards: The Committee shall review and recommend for Board approval the Corporation’s Code of Ethics and Business Conduct and through the Corporation’s Disclosure & Compliance Committee shall examine management’s programs to monitor compliance with the Code.

The Committee shall ensure that the Corporation has and maintains a satisfactory procedure for the receipt, retention and follow-up of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and shall ensure that the Corporation has a satisfactory procedure for the confidential, anonymous submission of concerns by employees of the Corporation regarding accounting, internal accounting controls, or auditing matters.

The Committee has the authority to conduct any review or investigation appropriate to fulfilling its responsibilities. The Committee shall have unrestricted access to personnel and information, and any resources necessary to carry out its responsibility.

(g)	Reports. The Committee shall:

i)
Prepare, in accordance with the rules of the SEC, as modified or supplemented from time to time, a written report of the Committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.

ii)
Instruct the Corporation’s management to disclose in its annual proxy statement for each annual meeting of stockholders, Annual Report on Form 10-K or 10-KSB and Quarterly Report on Form 10-Q or 10-QSB, the approval by the Committee of any non-audit services performed by the Auditor, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the Auditor.

4. CHAIRPERSON

The Board will appoint a member as Chairperson of the Committee on an annual basis. In the Chairperson’s absence, or if the position is vacant, the Committee may select another member as Chairperson. The Chairperson will have the right to exercise all powers of the Committee between meetings but will attempt to involve all other members as appropriate prior to the exercise of any powers and will, in any event, advise all other members of any decisions made or powers exercised.

5.  MEETINGS

The Committee will determine the date, time and place of its meetings, but will meet at least four (4) times during the Corporation’s fiscal year for the purpose of reviewing both interim and final financial statements for that year, prior to their filing with regulatory agencies and disclosure to the public. The Committee may meet on not less than 48 hours written or verbal notice from the Chairperson to all members and any invitees or, upon not less than three days written notice from the Auditor (or without notice if all persons entitled to notice have waived or are deemed to have waived such notice). If the Chairperson is absent, or if the position is vacant, any member may call a meeting.

The Committee may establish those procedures for the conduct of its business as it deems appropriate, such procedures to be in keeping with those adopted by the Board. All decisions will be by majority vote and will require approval by at least a majority of the members of the Committee who are independent directors. The Auditor of the Corporation will have the right to be given notice of, and attend, every meeting of the Committee. The Committee will have the right to compel the attendance of any member of management to attend any meeting and may invite any person to attend any meeting of the Committee.

The Committee is expected to establish and maintain free and open communication with management and the Auditor and shall periodically meet separately with each of them. The Committee shall report to the Board on its activities after each of its meetings.

6.  QUORUM

A majority of members of the Committee, including at least one member with financial expertise and a majority of the members who are independent directors, constitute a quorum for the transaction of business.

7.  EXPERTS & ADVISORS

The Committee may retain or appoint, at the Corporation’s expense, such experts and advisors as it deems necessary to carry out its duties and shall determine the compensation to be paid to any experts or advisors employed by the Committee.

8.  REMOVAL & VACANCY

Any member may be removed and replaced at any time by the Board, and will automatically cease to be a member as soon as the member ceases to be a director. The Board will fill vacancies in the Committee by appointment from among qualifying members of the Board. Subject to quorum requirements, if a vacancy exists on the Committee, the remaining members will exercise all its powers.

9.  SECRETARY & MINUTES

The Corporate Secretary will act as Secretary of the Committee. The minutes of the Committee will be in writing and duly entered in the books of the Corporation. The minutes of the Committee will be circulated to all other members of the Board, redacted as may be determined necessary by the Chairperson.

10.  AUDIT COMMITTEE CHARTER

The Committee shall review and reassess the relevance and adequacy of its Charter on at least an annual basis and shall recommend any proposed changes to the Board for approval. The Committee shall also perform a self-assessment on an annual basis to determine whether it is functioning effectively and shall report the results to the Board.

The Committee, in carrying out its responsibilities, believes its practices and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee shall take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

NAVTECH, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David Strucke and Thomas D. Beynon as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the Common Shares of Navtech, Inc. (the “Company”) held of record by the undersigned at the close of business on February 15, 2005 at the Annual Meeting of Shareholders to be held on March 31, 2005 or any adjournment thereof.

(Continued and to be dated and signed on reverse side)

PROXY - (continued from reverse side)
1. Election of Directors: (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.) Nominees:	FOR all nominees listed to the left [ ]	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees listed to the left) [ ]
In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Thomas D. Beynon John Hunt Michael Jakobowski	Andrew Snyder David Strucke Michael Ueltzen

COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature____________________________________	Signature if held jointly ________________________________	Dated ________________________
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.